Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT CONFLUENCE BDC & SPECIALTY FINANCE INCOME ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated July 22, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus, on or about August 4, 2025, the Fund will effect a 1-for-5 reverse share split. The reverse share split will result in every five outstanding shares of the Fund being converted into one share of the Fund, with any resulting fractional shares of the Fund being paid out in cash to the beneficial shareholder. As a result of the reverse share split, the price per share of the Fund will increase by approximately five-times its price immediately prior to the split and the number of the Fund’s total shares outstanding will correspondingly decrease. Subject to the payment of cash for fractional shares, once the reverse share split is complete, each shareholder’s account will reflect approximately one-fifth fewer Fund shares with a net asset value per share that reflects the combined shares and the reverse share split will not change the total value of a shareholder’s investment in the Fund. While the reverse share split itself is not expected to be a taxable event to shareholders, receipt of cash in lieu of fractional shares may cause some shareholders to realize gains or losses, and shareholders are encouraged to consult their own tax advisors regarding any specific implications.

Please Keep this Supplement with your Fund’S Prospectus for Future Reference